                                                                    EXHIBIT 23

                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 033-64847) and Form S-4 (No. 333-100297) of Kellwood Company of our report dated March 3, 2004 relating to the financial statements, which appears in the Annual Report to Shareowners, which is incorporated in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

St. Louis, Missouri
March 18, 2004

                                     60